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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K
                             CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earlest event reported): January 31, 1997

                                AEIRE Corp.
         (Exact name of registrant as specified in its charter)


              Massachusetts                               04-2156392
           (State or other jurisdiction of         (I.R.S. Employer
            incorporation or organization)          Identification No.)

         40 WASHINGTON STREET, WESTBOROUGH, MASSACHUSETTS 01581
                (Address of principal executive offices)

   Registrant's telephone number, including area code     508/366-8851

                            Alden Electronics, Inc.
       ___________________________________________________________
Former name, former address and former fiscal year, if changed since last report.

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ITEM 2  --  DISPOSITION OF ASSETS

On January 31, 1997, AEIRE Corp. f/k/a Alden Electronics, Inc.(the "Company"), pursuant to an Asset Purchase Agreement of December 19, 1996, sold all of its operating assets, consisting of its meteorological and imaging operations, to a company affiliated with Platinum Equity Holdings, an investment company. The purchase price included a cash payment of $125,000, a promissory note in the principal amount of $125,000 and the assumption of obligations related to the assets and operations acquired. The Company will continue to own its real property located in Westborough, Massachusetts.

As part of the transaction described above, the Company changed its name from Alden Electronics, Inc. to AERIE Corp.

ITEM 7  --  FINANCIAL STATEMENTS AND EXHIBITS

A listing of Exhibits filed as part of this Form 8-K is included on page 4 hereof.

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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         ALDEN ELECTRONICS, INC.


                         Date:     February 14, 1997


                         By:/s/ Robert J. Wentworth
                         ______________________

                         Robert J. Wentworth
                         President and Treasurer
                         (Principal Financial Officer)

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                          LIST AND INDEX OF EXHIBITS

Item                                                  Incorporated by
Numbers                Description                    Reference to
-------                --------------                 -----------------

  10                   Asset Purchase Agreement       Form 8-K filed
                       dated December 19, 1996.       January 9, 1997